ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

          Tax Exempt Long-Term Fund         Tax Exempt Intermediate-Term Fund
          Tax Exempt Short-Term Fund        Tax Exempt Money Market Fund
          California Bond Fund              California Money Market Fund
          New York Bond Fund                New York Money Market Fund
          Virginia Bond Fund                Virginia Money Market Fund
          Florida Tax-Free Income Fund      Florida Tax-Free Money Market Fund

In connection with the Semiannual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  NOVEMBER 28, 2007                             /S/ CHRISTOPHER W. CLAUS
       ------------------                           --------------------------
                                                       Christopher W. Claus
                                                       President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

          Tax Exempt Long-Term Fund         Tax Exempt Intermediate-Term Fund
          Tax Exempt Short-Term Fund        Tax Exempt Money Market Fund
          California Bond Fund              California Money Market Fund
          New York Bond Fund                New York Money Market Fund
          Virginia Bond Fund                Virginia Money Market Fund
          Florida Tax-Free Income Fund      Florida Tax-Free Money Market Fund

In connection with the Semiannual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2007, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  NOVEMBER 28, 2007                                  /S/ DEBRA K. DUNN
       -----------------                                  ------------------
                                                            Debra K. Dunn
                                                            Treasurer